                          SWISSRAY INTERNATIONAL, INC.
                    Proxy for Special Meeting of Stockholders

                This Proxy is Solicited by the Board of Directors


KNOW ALL MEN BY THESE PRESENTS that I (we), the undersigned Stockholder(s) of SWISSRAY International, Inc. (the "Company"), do hereby nominate, constitute and appoint Ruedi G. Laupper and Josef Laupper or either of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Company, standing in my name on the books on the record date, April 19, 2001, at a Special Meeting of its Stockholders to be held at the offices of Feldman Sherb & Co., P.C. located at 805 Third Avenue, New York, NY 10022, on May 8, 2001, at 10:00 a.m., local time, or at any postponement or adjournments thereof, with all the powers the undersigned would possess if personally present.

This Proxy, when properly executed, will be vote as directed below. In the absence of any direction, the shares represented hereby will be voted for the proposal to increase the authorized shares of Company Common Stock to 150,000,000 and to change the Company's state of incorporation to Delaware.

[ ]      Please mark your votes in this example.

1. Approval of the proposal to increase the authorized shares of Common Stock of the Company from 100,000,000 shares to 150,000,000 shares.

                  For                       Against           Abstain
                  [ ]                          [ ]               [ ]

The Board of Directors recommends a vote FOR approval.

2.       Approval of the proposal to reincorporate the Company in Delaware.

The Board of Directors recommends a vote FOR approval

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or adjournments or postponements thereof.



                                                     SIGNATURE(S)



                                                     DATE


NOTE: Please sign exactly as the name(s) appear hereon. Joint owners should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

                          SWISSRAY INTERNATIONAL, INC.
                               80 Grasslands Road
                            Elmsford, New York 10523






                                                                 April 26, 2001


Dear Stockholder

         You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of SWISSRAY International, Inc. (the "Company"), which will be held at the office of Feldman Sherb & Co., P.C., 805 Third Avenue, New York, NY 10022, on May 8, 2001 commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.

         At the Special Meeting, you will be asked to consider and act upon proposals to (1) approve the increase of authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares; (2) approve the reincorporation of the Company in Delaware; and (3) transact such other business as may properly come before the meeting and any adjournment thereof.

         We hope you will find it convenient to attend the meeting in person. Whether or not you expect to attend, to assure your representation at the meeting and the presence of a quorum, please read the Proxy Statement then complete, date, sign and mail promptly the enclosed proxy card (the "Proxy"), for which a return envelope is provided. No postage need be affixed to the Proxy it if is mailed in the United States. After returning your Proxy, you may, of course, vote in person on all matters brought before the meeting.

                                                     Yours sincerely,



                                                     Ruedi G. Laupper,
                                                  Chairman of the Board,
                                           Chief Executive Officer and President

                          SWISSRAY INTERNATIONAL, INC.
                               80 Grasslands Road
                            Elmsford, New York 10523
                                 ---------------
                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held on May 8, 2001

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of SWISSRAY International, Inc., a New York corporation (the "Company"), will be held at the offices of Feldman Sherb & Co., P.C. located at 805 Third Avenue, New York, NY 10022 on May 8, 2001, at 10:00 a.m. (local time), for the purpose of considering and voting upon the following matters:

         (1) To consider and act upon a proposal to approve and adopt the increase in authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares,

         (2) To consider and act upon a proposal to approve and adopt the reincorporation of the Company in Delaware; and

         (3) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The accompanying proxy is solicited by the Board of Directors of the Company. A copy of the Company's Proxy Statement and form of proxy are enclosed.

         Only stockholders of record as of the close of business on April 19, 2001 are entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

         You are cordially invited to be present at the Special Meeting. It is important to you and to the Company that your shares be voted at the Special Meeting.

                                           By Order of the Board of Directors


                                           Ruedi G. Laupper
                                           Chairman of the Board,
April 26, 2001                             Chief Executive Officer and President

                                IMPORTANT NOTICE:
         WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE SPECIAL MEETING.

                          SWISSRAY INTERNATIONAL, INC.
                         ------------------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON May 8, 2001

         This Proxy Statement and the accompanying form of proxy ("Proxy") are being furnished to the stockholders of SWISSRAY International, Inc. , a New York corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of Feldman Sherb & Co., P.C., located at 805 Third Avenue, New York, NY 10022, on May 8, 2001, at 10:00 a.m. (local time) and at any adjournment thereof. Only stockholders of record as of the close of business on April 19, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting.

         This Proxy Statement and the accompanying Proxy are being sent or given to the stockholders on or about April 26, 2001.

         At the Special Meeting, the Stockholders of the Company will be asked to consider and act upon proposals to (1) increase the authorized shares of Common Stock from 100,000,000 to 150,000,000, (2) change the state of incorporation from New York to Delaware and (3) transact such other business as may properly come before the meeting and any adjournments thereof.

         Principal executive offices of the Company are located at Turbistrasse 25-27, CH-6280 Hochdorf, Switzerland and at 80 Grasslands Road, Elmsford, New York 10523. The Company's telephone number in Switzerland is 011-41-41-914-1200 and in the United States is 914-345-3700.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                     GENERAL

Solicitation of Proxies

         If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the proxy. In the absence of instructions to the contrary, such shares will be voted to (1) increase the authorized shares of Common Stock from 100,000,000 to 150,000,000; (2) change the state of incorporation from New York to Delaware and (3) transact such other business as may properly come before the Special Meeting and any adjournments thereof. The Board of Directors does not currently intend to bring any other matters before the Special Meeting and is not aware of any matters that will come before the Special Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying proxy to vote all properly executed Proxies on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Special Meeting. The expenses with respect to this solicitation of Proxies will be paid by the Company.

Revocation of Proxies

         Any stockholder may revoke such stockholder's Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by written notice of revocation received prior to the Special Meeting, by attending the Special Meeting and voting in person or by submitting a signed proxy bearing a subsequent date. A written notice revoking a previously executed Proxy should be sent to the Company at 80 Grasslands Road, Elmsford, New York 10523, Attention:
Secretary. Attendance at the Special Meeting will not in and of itself constitute a revocation of a Proxy.

Voting Securities and Beneficial Ownership

         Only holders of record of the Common Stock of the Company as of the close of business on the Record Date will be entitled to vote at the Special Meeting. Each share of Common Stock entitles the registered holder thereof to one vote on each matter to come before the Special Meeting. As of the close of business on April 19, 2001, there were 84,604,775 shares of the Common Stock outstanding.

         The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Special Meeting will constitute a quorum. Each outstanding share is entitled to one vote at the meeting for all items set forth in the Notice and Proxy.

         Approval of Proposal 1 requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote while approval of Proposal 2 requires the affirmative vote of no less than two-thirds of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote.

         Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Abstention and broker non-votes, if any, will similarly be counted for purposes of determining the presence or absence of a quorum but will have no effect on the vote.

         As hereinafter indicated, the Company's officers and directors as well as its single largest stockholder (Hillcrest Avenue LLC) have each indicated that they intend to vote in favor of both Proposals 1 and 2. Accordingly, both proposals will have received the necessary affirmative votes for approval.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT(A)

         The following table sets forth certain information regarding beneficial ownership of the Common Stock as of April 19, 2001 (except where otherwise noted) with respect to (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) each director of the Company, (c) the Company's executive officers and (d) all officers and directors of the Company as a group. Except as indicated in the footnotes to the table, all of such shares of Common Stock are owned with sole voting and investment power. As of the date indicated above Ruedi G. Laupper, President of the Company, has sole voting rights over approximately 3.28% of all outstanding shares exclusive of such additional voting rights as he may have in accordance with footnotes 5 and 9 below. The title of class of all securities indicated below is Common Stock with $.01 par value per share.

(A) This section utilizes information as of March 23, 2001 and is subject to revisions if - as of the April 19, 2001 record date (a) number of outstanding shares increases and/or (b) officers and directors purchase or sell any shares and/or exercise any options.

                                           No. Of Shares         Percentage of
                                           Beneficially        Shs. Beneficially
Name and Address of Beneficial Owner         Owned (1)              Owned (1)
------------------------------------       ---------------     -----------------

Ruedi G. Laupper (2), (5) & (9)              3,291,074               3.87%
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Josef Laupper (3)                              425,000                 * %
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Erwin Zimmerli (4)                             148,750                 * %
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Ueli Laupper (6)                               693,750                 * %
80 Grasslands Road
Elmsford, New York 10523

Dov Maor (7)                                    51,250                 * %
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Michael Laupper (8)                            500,000                 * %
c/o SWISSRAY International, Inc.
Turbistrasse 25-27
CH 6280 Hochdorf
Switzerland

Hillcrest Avenue LLC (9)                    52,442,347                61.99%
Corporate Centre
West Bay Road
Grand Cayman Islands

All directors and officers as
 a group (six persons)                       5,209,824 (10)            6.03%

* Represents less than 1% of the 84,604,775 shares outstanding as of April 19, 2001.

(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.
(2) Includes (i) 37,500 shares owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him;
         (ii) 460,324 shares owned indirectly by Ruedi G. Laupper through Tomlinson Holding Inc., a corporation which is wholly owned by him,
         (iii) 12,000 shares which may be acquired upon exercise of immediately exercisable options, which options are owned indirectly by Ruedi G. Laupper through SR Medical Equipment Ltd., a corporation which is wholly owned by him, (iv) an additional 156,250 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999 and (v) an additional 350,000 shares which may be acquired upon exercise of immediately exercisable options issued in December 2000.
(3) Includes (i) 175,000 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999 and
         (ii) an additional 100,000 shares which may be acquired upon exercise of immediately exercisable options issued in December 2000.
(4) Includes (i) 68,750 shares which may be acquired upon exercise of balance of immediately exercisable options and (ii) an additional 30,000 shares which may be acquired upon exercise of immediately exercisable options issued in December 2000.
(5) Pursuant to written Agreements, the Registrant's President, Ruedi G. Laupper, has sole voting rights with respect to those 3,526,000 shares issued to Liviakis Financial Communications, Inc. ("LFC") without any limitation thereon so long as same are owned by LFC. LFC in turn (and pursuant to agreement with the Company) may not sell any of such shares until March 28, 2001 and then only in accordance with applicable provisions of the Securities Act of 1933. Notwithstanding the statements contained herein, LFC's right to continue to maintain ownership of such securities is currently the subject of dispute between LFC and the Company and outstanding issues and claims remain unresolved.
(6) Includes (i) 193,750 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999 and
         (ii) an additional 250,000 shares which may be acquired upon exercise of immediately exercisable options issued in December 2000.
(7) Includes 31,250 shares which may be acquired upon exercise of immediately exercisable options issued in October 1999 and (ii) an additional 20,000 shares which may be acquired upon exercise of immediately exercisable options issued in December 2000.
(8) Includes (i) 100,000 shares which may be acquired upon exercise of balance of immediately exercisable options issued in October 1999 and
         (ii) an additional 250,000 shares which may be acquired upon exercise of immediately exercisable options issued in December 2000.

(9) These shares were issued in accordance with Exchange Agreement entered into with Hillcrest Avenue LLC ("Hillcrest") on December 29, 2000 as reported in Form 8-K with date of report of December 29, 2000, as filed January 12, 2001. In accordance with such Exchange Agreement and related documents, including Shareholders Agreement, Ruedi G. Laupper, the Company's President, has certain voting rights over such shares except as limited in respect of certain defined extraordinary matters. The matters being voted upon at this Special Meeting are deemed extraordinary matters. Hillcrest (as opposed to Ruedi G. Laupper) has indicated that it will be voting those shares owned by it at the Special Meeting and has expressed its intent to vote in favor of both proposals being submitted for stockholder approval. Hillcrest is a Cayman Island company. Voting control of Hillcrest shares is exercised by Navigator Management Ltd, ("Navigator"), a British Virgin Islands company, David Sims is the Managing Director of Navigator

(10)     Includes 1,737,000 shares issuable upon option exercise.

               PROPOSAL NO. 1 - INCREASE THE AUTHORIZED SHARES OF
                COMMON STOCK OF THE COMPANY BY 50,000,000 SHARES

         The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Certificate of Incorporation to provide for an increase of the number of shares of Common Stock which the Company shall be authorized to issue from 100,000,000 to 150,000,000.

         As of the close of  business  on April 19,  2001 there were  84,604,775 shares of Common Stock outstanding. In addition the Company currently has reserved (i) up to 337,500 shares of Common Stock for issuance upon the exercise of certain warrants and/or options that are outstanding and (ii) up to 7,635,000 shares of Common Stock for issuance upon the exercise of options in accordance with terms and provisions contained in the Company's 1996, 1997, 1999, 2000 and 2001 Non-Statutory Stock Option Plans.

         As of April 19, 2001 the Company had reserved for issuance and has obligations for the issuance of approximately 7,972,500 shares of Common Stock.

         Accordingly, as of April 19, 2001 (i) the number of shares of Common Stock issued plus the number of shares of Common Stock reserved for issuance and obligated for issuance is quite close to the number of shares of Common Stock available for issuance and (ii) there are relatively few additional shares of Common Stock available for issuance in connection with any potential future financings and/or for any other matters.

         In the past the Company had raised capital to furnish its proposed growth primarily through the sale and issuance of shares of Company Common Stock for cash primarily by means of debt financing through issuance of convertible debentures. Due to the fact that a significant percentage of authorized shares have been issued as referred to above (and a further 7,972,500 shares reserved for issuance pursuant to warrants and Non-Statutory Stock Option Plans), the number of authorized, non-designated or reserved shares of Common Stock to be available for issuance by the Company in the future (for financing purposes or otherwise) necessitates an increase in authorized shares. Hence, much of the Company's flexibility with respect to possible future stock splits, equity and/or debt financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock would otherwise be lost absent an increase in authorized shares.

         The Board of Directors recommends the proposed increase in the authorized number of shares of Common Stock to insure that a sufficient number of authorized and unissued shares is available (i) to raise additional capital for the operations of the Company, if and when needed and (ii) for the financing of the acquisition of any businesses if the opportunities therefore were to occur in the future. As of the date hereof, the Company has no plans or arrangements for the issuance of any additional shares of Common Stock proposed to be authorized (except as set forth in Proposal 1 under the subheading Equity Line of Credit). Assuming stockholder approval of this Proposal and if the opportunity arises in the future, such newly authorized shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation, its By-laws and/or by any regulatory agency having authority over the Company's activities. Neither the presently authorized shares of Common Stock nor the additional shares of Common Stock that may be authorized pursuant to this proposal have any preemptive rights.

         Notwithstanding the fact that, as heretofore indicated, the Company has no current plans for the issuance of the additional shares of Common Stock proposed to be authorized if such proposal is approved by the stockholders (except as set forth in Proposal 1 under the subheading Equity Line of Credit), no assurance can be given that the Company will not consider effecting an equity and/or debt offering of Common Stock or otherwise issuing such stock in the future for the purpose of raising additional working capital, acquiring businesses or assets or otherwise.

         The additional shares of Common Stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of Common Stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of Common Stock, by reducing the percentage of equity of the Company owned by present shareholders, would reduce such present shareholders' ability to influence the election of directors or any other action taken by the holders of Common Stock.

         The authorization to issue the additional shares of Common Stock would provide management with the capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. This proposal is not the result of management's knowledge of any specific effort to accumulate shares of the Company's Common Stock or to obtain control of the Company in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors. The submission of this proposal is not part of any plan by the Company's management to adopt a series of amendments to the Certificate of Incorporation or By-laws so as to render the takeover of the Company more difficult. See also section entitled "Security Ownership of Certain Beneficial Owners and Management" which indicates ownership of in excess of 60% of all outstanding Company Common Stock by a single entity - Hillcrest Avenue LLC.

         In accordance with stockholder approval received at Annual Meeting of Stockholders held July 23, 1999, the Company amended its Certificate of Incorporation pursuant to which it now is authorized to issue up to 1,000,000 shares of Preferred Stock, par value $.01 per share. None of such shares are currently outstanding. An aggregate of 6,932 of the aforesaid 1,000,000 shares of Preferred Stock were issued and designated as Series A Preferred but have since been canceled in their entirety.

         The designations, preferences, conversion rights, cumulative, relative, participating, option or other rights including voting rights, qualifications, limitations or restrictions thereof of the Preferred Stock has not, as yet, been determined by the Board of Directors excepting for the aforesaid Series A Preferred referred to in Certificate of Amendment to the Company's Certificate of Incorporation as filed with the New York State Secretary of State on October 24, 2000. Thus the Board of Directors is entitled to authorize the issuance of the balance of up to 993,068 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in its sole discretion, with no further authorization by security holders required for the issuance thereof.

         The issuance of Preferred Stock could adversely affect the voting power and other rights of the holders of Common Stock. Preferred Stock may be issued quickly with terms calculated to discourage, make more difficult, delay or prevent a change in control of the Company or make removal of management more difficult. As a result, the Board of Directors' ability to issue Preferred Stock may discourage the potential hostility of an acquirer, possibly resulting in beneficial negotiations. Negotiating with an unfriendly acquirer may result in, amongst other things, terms more favorable to the Company and its stockholders. Conversely, the issuance of Preferred Stock may adversely affect the market price of, and the voting and other rights of the holders of the Common Stock. As of the date hereof, the Board of Directors has not authorized any series of Preferred Stock (excepting for the issuance of 6,932 shares of Series A
Preferred Stock referred to above), has no current plans for the issuance of shares of Preferred Stock and there are no agreements or understandings for the issuance of any shares of Preferred Stock. There are no other provisions in the Company's Articles, By-laws or otherwise which could have any anti-takeover effect.

         This proposal to increase the number of shares of Common Stock is deemed by the Company's Board to be necessary notwithstanding the fact that as recently as October 1998 shareholders had approved a 1 for 10 reverse stock split which at the time provided the Company with a significant number of authorized but not yet issued shares of Common Stock, by virtue of the fact that at the time of such stock split 46,379,820 shares were outstanding which were immediately reduced to 4,637,982 shares outstanding out of the then authorized 50,000,000 shares of Company Common Stock.

         To date, as indicated above, the Company's primary source of capital raising has been through convertible debenture financing and to a much lesser extent through the sale of shares of Common Stock in equity financings. From August 19, 1997 to July 12, 2000 25,628,390 shares have been issued as a result of debenture conversions while 3,000,000 shares have been issued as the result of equity financings conducted from September 2, 1999 to February 18, 2000. With respect to the convertible debenture financings heretofore referred to, shares of Common Stock were issued upon conversions based primarily upon 20% discount from prevailing market price with the exception that certain debenture financings provided for issuance based upon the lesser of an 18% discount or $1.00 per share. With respect to those equity financings conducted from September 2, 1999 to July 12, 2000 which resulted in the issuance of an aggregate of 3,000,000 shares of Common Stock same was conducted in the following manner: On September 2, 1999 the Company entered into an agreement whereby an investor was given the right to purchase 1,000,000 shares at $1.00 per share (for $1,000,000) and 2,000,000 shares at $1.50 (for $3,000,000) - as long as investor purchased 1,000,000 shares on or before September 30, 1999 and further as long as it purchased at least an additional 1,000,000 shares within 60 days of the purchase of the first 1,000,000 shares. As long as the purchase requirements indicated were met (and they were) investor had the right until March 1, 2000 to purchase the balance of the unpurchased shares remaining (at the $1.50 price indicated above). On September 2, 1999 (the date of the agreement) the closing bid price on the Company's Common Stock was $2.125 per share. Accordingly, the right to purchase shares at $1.00 per share represented a 53% discount from market while the right to purchase shares at $1.50 per share represented a 29% discount from market based upon September 2, 1999 closing bid price. If the actual dates of purchase (as opposed to the September 2, 1999 agreement date) were utilized together with the closing bid price on such actual dates of purchase, the discounts from market price ranged from 45% to 80%. With respect to the February 18, 2000 sale of 333,333 shares at $3.00 per share of Common Stock, the bid price on the date of such sale was $6.375 and, accordingly, the discount from market approximated 53%.

         In addition to the above certain convertible debenture holders, holders of promissory notes and holders of Series A Preferred shares who had not converted their respective positions into shares of Company Common Stock assigned all of their rights to Hillcrest Avenue LLC ("Hillcrest"), with Hillcrest, in turn being issued an aggregate of 52,442,347 Company shares - all as more specifically described in the Company's Form 8-K with date of report of December 29, 2000 as well as in applicable sections of the Company's Form S-1 Registration Statement (SEC File No. 333-55898) as declared effective March 9, 2001.

         If the increase in Common Stock proposal is adopted by the Company's stockholders, such proposal will become effective on the date a Certificate of Amendment is filed with the Secretary of State of the State of New York (the
Company's state of incorporation). The proposed form of such Amendment to the Certificate of Incorporation is annexed hereto as Exhibit A.

Equity Line of Credit

         In March 2001 the Company entered into an Equity Line of Credit Agreement whereby an investor agreed to purchase (subject to various terms and conditions) up to $15,000,000 of the Company's Common Stock over a period of 18 months from an effective Registration Statement which the Company is required to file with the SEC in order to register, on behalf of investor, those shares of Common Stock which are purchased by investor. The timing and amounts of the purchases are at the discretion of the Company subject to certain specified conditions regarding, amongst other matters, trading volume of the Company's Common Stock and bid price (with the purchase price set at 94% of the market price over a specified number of trading days).

         By virtue of the fact that the Company as of April 19, 2001 has 84,604,775 shares of its Common Stock issued and outstanding and has further reserved 7,972,500 additional shares of its Common Stock which are subject to warrant and/or option exercise, the Company is left with only 7,422,725 shares which have neither been issued or reserved and which shares are wholly insufficient for purposes of meeting Company commitments under the terms and conditions of the Equity Line of Credit.

Vote Required For Approval

         The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxies at the Special Meeting and entitled to vote is required to approve the increase in authorized Common Stock proposal (i.e. Proposal No. 1). If approved by the stockholders, the amendment to the Certificate of Incorporation (authorizing the increase in authorized shares of Common Stock) will become effective upon filing with the Secretary of State of New York of a Certificate of Amendment to the Company's Certificate of Incorporation which filing is expected to take place shortly after the Special Meeting.

         The Certificate of Amendment would amend and restate Article Fourth of the Company's Certificate of Incorporation to read as follows:

                  The aggregate number of shares of all classes of stock which the corporation shall have authority to issue is One Hundred Fifty-One Million (151,000,000), of which 150,000,000 shall be Common Stock, par value $.01 per share, and 1,000,000 shall be Preferred Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights.

         Alternatively, if both Proposals 1 and 2 (the latter of which relates to reincorporation of the Company in the State of Delaware) are approved, then the current Certificate of Incorporation shall not be amended (in New York) but rather the following action shall be taken:

         If the increase in authorized shares of Common Stock proposal is adopted by the Company's stockholders, such proposal will become effective on the date the Merger is effectuated if the Reincorporation Proposal (Proposal No.
2) is approved by the Company's stockholders (and, as aforesaid, on the date a certificate of amendment is filed in New York, the Company's state of incorporation, if the Reincorporation Proposal is not so approved).

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL
         AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
                       INCREASE IN COMMON STOCK PROPOSAL.

             PROPOSAL NO. 2 - CHANGE THE STATE OF INCORPORATION FROM
                              NEW YORK TO DELAWARE

         The proposed reincorporation will be effected by the merger of the Company into a wholly-owned Delaware subsidiary of the Company organized for such purpose (interchangeably, the "Delaware Company" or the "Surviving Corporation"). The Delaware Company will be the surviving corporation in the Merger. There will be no change in the business or properties of the Company and the Delaware Company as a result of the Merger, and the Surviving Corporation will assume all of the obligations of the Company. The directors and officers of the Surviving Corporation will be the same as those of the Company.

         The Plan of Merger (the "Merger Agreement"), in the form attached hereto as Exhibit B, providing for the Merger has been unanimously approved by the Board of Directors.

         The Merger Agreement provides, however, that the Board of Directors may terminate the Merger Agreement and abandon the Merger if for any reason, including, but not limited, to the number of shares for which appraisal rights have been exercised and the cost to the Company thereof, the Board of Directors determines that it is inadvisable to proceed with the Merger. See "Rights of Dissenting Stockholders" below.

         The Certificate of Incorporation for the Delaware Company (the "Delaware Certificate") provides for the authorization of 150,000,000 shares of Common Stock of the Company, $.0001 par value per share and 1,000,000 shares of Preferred Stock, $.0001 par value per share. Pursuant to the Merger Agreement, each outstanding share of the Company's Common Stock will be converted into a fully paid and non-assessable share of Common Stock of the Surviving Corporation with identical rights attached thereto, i.e. the holders of Common Stock (i) have equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Directors of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking funds provisions applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters which stockholders may vote on at all meetings of stockholders. Outstanding options and warrants to purchase any number of shares of the Company's Common Stock will be converted into options or warrants to purchase the same number of shares of the Surviving Corporation's Common Stock at the same exercise price. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING CORPORATION. OUTSTANDING CERTIFICATES FOR SHARES OF Common Stock OF THE COMPANY SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. Delivery of certificates for the Company's Common Stock issued prior to the effectiveness of the Merger will constitute "good delivery" of shares in transactions subsequent to the Merger. Certificates representing shares of the Surviving Corporation's Common Stock will be issued with respect to transfers consummated after the Reincorporation. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         The Company's Common Stock will continue to trade, post merger, on the same market that it was trading pre-merger.

         AT THE EFFECTIVE TIME OF THE MERGER, THE COMPANY WILL BE GOVERNED BY DELAWARE LAW, BY A NEW CERTIFICATE OF INCORPORATION AND NEW BY-LAWS, EACH OF WHICH WILL RESULT IN CHANGES IN THE RIGHTS OF THE STOCKHOLDERS.

Certain   Anti-Takeover   Provisions  in  Proposed   Delaware   Certificate   of
Incorporation (Proposal No. 2).

         The Company's proposed Delaware Certificate of Incorporation and Delaware General Corporation Law contain certain provisions that may have the effect of inhibiting a non-negotiated merger or other business combination involving the Company. Such provisions are intended to encourage any person interested in acquiring the Company to negotiate with and obtain the approval of the Board of Directors in connection with any such transaction. These provisions include undesignated Preferred Stock and the application of the Delaware General Corporation Law. Certain of these provisions may discourage a future acquisition of the Company that is not approved by the Board of Directors in which stockholders might receive a premium over the market value for their shares. As a result, stockholders who might desire to participate in such transaction may not have the opportunity to do so.

         For additional information and details relating to these and other changes, reference is made to the Delaware Certificate, attached to this Proxy Statement as Exhibit B, and the discussions in this Proxy Statement under "Principal Reasons for Changing the State of Incorporation," "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-laws." The discussion herein of the provisions of the Delaware Certificate is subject to, and qualified in its entirely by, reference to all the provisions of the Delaware Certificate. Copies of the Certificate of Incorporation and By-laws of the Company and the Certificate of Incorporation and By-laws of the Delaware Company are available for inspection at the principal office of the Company.

Principal Reasons for Changing the State of Incorporation

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations initially choose Delaware as their domicile and many others have reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's long-standing policy of encouraging incorporation in that state, and its consequent preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations.

         It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to the Company's corporate legal affairs. Certain aspects of Delaware corporate law have, however, been publicly criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' rights and the powers of management under the Delaware General Corporation Law (the "Delaware GCL") and the New York Business Corporation Law (the "New York BCL") see "Principal Differences Between New York and Delaware Corporation Laws" and "Changes in Certificate of Incorporation and By-Laws" below.

         In the event the Reincorporation Proposal is not approved, the Company will remain a New York corporation.

Principal Differences Between New York and Delaware Corporation Laws

         The Merger will effect several changes in the rights of stockholders as a result of differences between the New York BCL and the Delaware GCL. The provisions of the New York BCL and Delaware GCL differ in many respects. Summarized below are certain of the principal differences affecting the rights of stockholders. This summary does not purport to be (in any manner) a complete statement of differences affecting stockholders' rights under the New York BCL and the Delaware GCL and is subject to, and qualified in its entirely by reference to, all the provisions thereof.

Dividends.

         The Delaware GCL provides that a corporation may, unless otherwise restricted by its certificate of incorporation, declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the current or preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). Under the New York BCL, dividends may be paid only out of surplus. The Company does not now, and has not recently, paid any dividends on its Common Stock. The payment by the Company of dividends, if any, in the future rests within the discretion of its Board of Directors and will depend, among other things, upon the Company's earnings, its capital requirements and its financial condition, as well as other relevant factors. By reason of its present financial status and its contemplated financial requirements, the Company does not contemplate or anticipate paying any dividends upon its Common Stock in the foreseeable future

Dissenters' Rights of Appraisal.

         Under the New York BCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all the assets of a corporation. The Delaware GCL provides similar rights and procedures for mergers and consolidations only. Furthermore, under the Delaware GCL, even in those cases, such rights are not provided in certain circumstances, including transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange or are held of record by more than 2,000 stockholders and in which the shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or are held of record by more than 2,000 stockholders.

         The Company's Common Stock is listed on the Electronic Over-the-Counter Bulletin Board ("OTCBB") maintained by the NASD. Accordingly, the Delaware Company's Common Stock will be listed on the OTCBB.

         The availability of appraisal rights to stockholders of the Company who dissent from the Merger is discussed under "Rights of Dissenting Stockholders" below.

Issuance to Officers, Directors and Employees of Rights or Options to Purchase Shares.

         The New York BCL, requires the affirmative vote of a majority of the shares entitled to vote in order to issue to officers, directors or employees options or rights to purchase stock. The Delaware GCL does not require stockholders approval of such transactions.

Vote Required.

         The New York BCL requires that certain mergers and consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of not less than two- thirds of the outstanding stock entitled to vote thereon. Under the Delaware GCL, such transactions require approval by the holders of a majority of the outstanding stock entitled to vote thereon, and a vote of the stockholders of the surviving corporation is not necessary where, in the case of a merger, (i) no amendment of its certificate of incorporation or change in its outstanding stock is involved and (ii) the merger results in no more than a 20% increase in its outstanding Common Stock.

Loans to Directors.

         Under the Delaware GCL, loans may be made to employees or officers, even those who are also directors if the Board of Directors finds that the loan may benefit the corporation. The New York BCL requires that loans to directors be authorized by an affirmative vote of stockholders.

Redeemable Shares.

         The Delaware GCL permits redeemable shares to be redeemed at the option of the corporation or the stockholder, while the New York BCL generally permits redemption only at the option of the corporation.

Corporate Action without a Stockholders' Meeting.

         The New York BCL permits corporate action without a stockholders' meeting only upon the written consent of all stockholders entitled to vote on such action. The Delaware GCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise, and then requires the corporation to provide notice of the actions taken through such procedure to the stockholders who did not vote with respect to such action.

Consideration for Shares.

         Under the New York BCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitutes payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the Delaware GCL, shares of stock may be issued, and deemed to be fully paid and non-assessable, if the corporation receives consideration (in the form of cash, services rendered, personal property, real property, leases of real property, or a combination thereof) having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

Classification of the Board of Directors.

         The New York BCL permits a classified board with as many as four classes but forbids fewer than three directors in any class. The Delaware GCL permits a classified board of directors with as many as three classes, provided that separate classes of directors must have staggered terms of office with only one class of directors coming up for election each year. Neither the Delaware Certificate nor the Certificate of Incorporation of the Company provide for a classified board of directors.

Business Combination Statutes.

         The New York BCL prohibits any "business combination" (as therein defined) between a "domestic corporation" and an "interested stockholder" for five years after the date that the interested stockholder became an interested stockholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted only if (i) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested stockholder or (ii) certain statutory fair price requirements are met. A
"resident domestic corporation" is defined as any corporation that (i) is incorporated in New York, (ii) has its principal executive offices and significant business operations in New York or has at least 250 or 25% of its employees in New York (including employees of its 80% owned subsidiaries , if any), and (iii) has at least 10% of its stock beneficially owned by New York residents. An "interested stockholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting stock of the corporation.

         The Delaware GCL prohibits any "business combination" between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless
(i) prior to that date the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such date the business combination is approved by the board of directors and at least two thirds of the outstanding shares of voting stock not owned by the interested stockholder. The Delaware GCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation. Unlike New York, Delaware does not require that the corporation's principal executive offices or significant operations be located in Delaware in order to be covered by this law.

Number of Directors.

         Under the Delaware GCL, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation but if so, it may be changed only with both board of directors and stockholder approval. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws.

         Under the New York BCL, the number of directors may not be less than three, and any higher number may be fixed by the by-laws or by action of the stockholders or of the board of directors under specific provisions of the by-laws adopted by the stockholders. The number of directors may be increased or decreased by amendment of the by-laws or by action of the stockholders or of the board of directors under the specific limitation of a by-law adopted by the stockholders, subject to certain limitations.

Inspection of Stockholder's List.

         With respect to the inspection of stockholder's lists, the New York BCL provides a right of inspection on at least 5 days written demand to (i) any person who shall have been a stockholder for at least 6 months immediately preceding his demand or (ii) any person holding, or thereunto authorized in writing by, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation.

         The Delaware GCL permits any stockholder to inspect the stockholder's list for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding the stockholder's meeting, for any purpose germane to that meeting.

Changes in Certificate of Incorporation and By-Laws

         The Delaware Certificate differs from the Certificate of Incorporation of the Company primarily as a result of differences between the Delaware GCL and the New York BCL. The By-laws of the two corporations likewise differ primarily as a result of differences between the Delaware GCL and the New York BCL and the Delaware Certificate and the Certificate of Incorporation of the Company. Set forth below is a discussion of certain significant changes set forth in the Delaware Certificate.

Change of Company Purposes.

         The purpose for which the Company was formed as set forth in its Certificate of Incorporation initially adopted in 1968 and subsequently amended included certain activities in which the Company, in its present form is no longer engaged. Moreover, the Company may elect to pursue other activities in the future. The Delaware Certificate states broadly that the Company's purpose is to engage in any lawful activity, which is the customary purpose clause for modern corporations.

Change in Par Value of Authorized Capital Stock.

         The Delaware Certificate authorizes the Company to issue up to 50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock and sets the par value of $ .0001 per share for both classes of stock instead of the current $.01 par value per share of Common Stock. The purpose and effect of this change in par value is to minimize the annual franchise tax payable by the Company.

Indemnification and Elimination of Liability.

         The Delaware Certificate and the By-laws of the Delaware Company contain indemnification provisions eliminating the personal liability of directors to the fullest extent permitted by the Delaware GCL. The provision is parallel to the provision of the Company's Certificate of Incorporation eliminating the liability of directors of the Company to the extent permitted by the New York BCL.

Transactions with Affiliates.

         The Delaware Certificate does not contain provisions requiring special authorization in respect of certain transactions with affiliated stockholders, since the purpose of the provisions to this effect in the Company's Certificate of Incorporation is addressed by Section 203 of the Delaware GCL.

Rights of Dissenting Stockholders.

         Because the Company will not be technically the "surviving corporation," stockholders of the Company who do not vote in favor of the Reincorporation Proposal may have the right to seek to obtain payment in cash of the fair value of their shares by complying with the requirements of Section 623 of the New York BCL. The dissenting stockholders must file with the Company before a taking of the vote on the Reincorporation Proposal a written objection including a statement of intention to demand payment for shares and stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of such shares if the Merger is consummated. Such stockholder may not dissent as to less than all shares owned. Within ten days after the vote of stockholders authorizing the Reincorporation Proposal, the Company must give written notice of such authorization to each such dissenting stockholder. Within twenty days after the filing of such notice, any stockholder to whom the Company failed to give notice of the Annual Meeting who elects to dissent from the Merger must file with the Company a written notice of such election, stating such stockholder's name and residence address, the number of shares of stock as to which dissent is made and a demand for payment of the fair value of the shares. Such stockholder may not dissent as to less than all shares owned. At the time of filing the notice of election to dissent or within one month thereafter, dissenting stockholders must submit certain certificates representing shares to the Company or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder.

         Failure to submit the certificates may result in the loss of dissenter's rights. Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent, or within 15 days after consummation of the Merger, whichever is later (but not later than ninety days after the stockholders' vote authorizing the Merger), the Company must make a written offer (which, if the Merger has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for the shares at a specified price which the Company considers to be their fair value. If the Company and the dissenting stockholder are unable to agree as to such value, Section 623 provides for judicial determination of value. A negative vote on the Reincorporation Proposal does not constitute a written objection required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Proposal, however, will not constitute a waiver of rights under Section 623 provided that a written objection has a been properly filed and such stockholder has not voted in favor of the Reincorporation Proposal.

         The foregoing does not purport to be a complete statement of the provisions of Section 623 and is qualified in its entirety by reference to said Section.

         Because the Reincorporation Proposal does not involve any change in the nature of the Company's business but is a technical matter only, management hopes that no stockholder will exercise dissenter's right. Under the Merger Agreement, the Board of Directors may abandon the Merger, even after stockholder approval, if for any reason the Board of Directors determines that it is inadvisable to proceed with the Merger, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

Federal Income Tax Consequences

         Holders of the Company's Common Stock who do not exercise their dissenter's rights will not recognize gain or loss for federal income tax purposes as a result of the Merger and the conversion of their shares into shares of the Delaware Company. The basis of the shares of the Delaware Company in the hands of each stockholder will be the same as the basis of the holder's shares of the Company, and the holding period for shares of the Delaware Company will include the holding period for shares of the Company, provided that the shares of the Company were held as capital assets at the date of the Merger. Stockholders who exercise their dissenters' rights to obtain payment for their shares will recognize such gain or loss.

Vote Required for Approval of the Reincorporation Proposal and Vote Anticipated

         Approval of the Reincorporation Proposal will require the affirmative vote of two-thirds of the outstanding shares of Common Stock of the Company entitled to vote thereon at the Special Meeting. Proxies solicited by the Board of Directors will be voted for the Reincorporation Proposal, unless stockholders specify otherwise.

         Notwithstanding the above referenced requirement that an affirmative vote of two-thirds of the outstanding shares of Company Common Stock is required to approve Proposal 2, management is of the opinion that it will be easily able to obtain the affirmative vote of in excess of that required. Such opinion is based upon the fact that (a) management intends to vote all 4.10% of shares owed by it of record and beneficially in favor of such proposal and (b) management has been advised by its single largest shareholder, Hillcrest, that the latter intends to vote all 61.99% of shares owned by it of record and beneficially in favor of such proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
                     VOTE FOR THE REINCORPORATION PROPOSAL.


                                 OTHER BUSINESS

         The Board of Directors does not know of any matters to be presented for consideration at the Special Meeting other than the matters described in the Notice of Special Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

               STOCKHOLDERS PROPOSALS AND NOMINATIONS FOR THE 2001
                         ANNUAL MEETING OF STOCKHOLDERS

         The Company anticipates that the 2001 Annual Meeting will be held on or about November 30, 2001 and that the proxy materials for the 2001 Annual Meeting will be mailed on or before October 30, 2001. If any stockholder wishes a proposal to be considered for inclusion in the 2001 Proxy Statement, this material must be received by the Chief Executive Officer no later than September 1, 2001.

                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by directors, officers and employees of the Company, none of whom will receive any additional compensation for his or her services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of the Common Stock in their names or in the names of nominees, but not owning such shares beneficially (such as brokerage houses, banks and other fiduciaries) for the reasonable expense of forwarding soliciting materials to their principals.

                                           By Order of the Board of Directors



                                           Ruedi G. Laupper
                                           Chairman of the Board of Directors,
                                           Chief Executive Officer and President
New York, New York
April 26, 2001

                                  EXHIBIT INDEX



Number                              Description

Exhibit A                Amended New York Certificate of Incorporation (1)

Exhibit B                Delaware Certificate of Incorporation (2)

Exhibit C                Agreement and Plan of Merger of SWISSRAY International,
                         Inc. (New York) and SWISSRAY International, Inc.
                         (Delaware) (2)





(1)      To be used if Proposal 1 is approved but Proposal 2 is not approved.

(2)      To be utilized if both Proposals 1 and 2 are approved.

                                    EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION
                                       OF
                          SWISSRAY International, Inc.
                      ------------------------------------
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW


         WE, THE UNDERSIGNED, Ruedi G. Laupper and Josef Laupper, being respectively the president and the secretary of SWISSRAY International, Inc. hereby certify:

         4.       The name of the corporation is SWISSRAY International, Inc.

         2. The certificate of incorporation of said corporation was filed with the Department of State on the 2nd day of January. 1968 under the name CGS Units Incorporated.

         3.       That  the   amendment  to  the  Certificate  of  Incorporation
                  effected by this Certificate is as follows:

                  Article 4 of the Certificate of Incorporation is amended to add 50,000,000 shares of Common Stock, $.01 par value, and shall read as follows:

                  "4. The total number of shares authorized which the corporation shall have authority to issue is 151,000,000 shares, of which 150,000,000 shares shall be Common Stock, par value $.01 per share without cumulative voting rights and without any preemptive rights and 1,000,000 shares shall be Preferred Stock, par value $.01 per share.

         The Board of Directors of the Corporation is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors.

         4. The amendment to the Certificate of Incorporation was authorized by an affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on an amendment to the Certificate of Incorporation at a Special Meeting of Shareholders. Said authorization being subsequent to the affirmative vote of the Board of Directors

         IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this ____ day of _____, 2001.



                                                     -------------------------
                                                     Ruedi G. Laupper, President


                                                     -------------------------
                                                     Josef Laupper, Secretary

                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                          SWISSRAY INTERNATIONAL, INC.

         The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the proviso and subject to the requirements of the Laws of the State of Delaware (particularly Chapter 1 Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

         FIRST:   The   name   of  the  corporation   (hereinafter  called   the
                  "Corporation") is SWISSRAY International, Inc.

         SECOND: The address, including street number, city and county, of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

         THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         The foregoing provisions of this Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The foregoing enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation, and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no way limited or restricted by reference to, or inference from, the terms of any provision of this or any other Article of this Certificate of Incorporation; provided, that the Corporation shall not conduct any business, promote any purpose, or exercise any power or privilege within or without the State of Delaware which, under the laws thereof, the Corporation may not lawfully conduct, promote, or exercise.

         FOURTH: The total number of shares of Common Stock which the Corporation shall have authority to issue is One Hundred Fifty One Million (151,000,000) shares, of which Fifty Million (150,000,000) shall be Common Stock, par value $.0001 per share without cumulative voting rights and without any preemptive rights and One Million (1,000,000) shall be Preferred Stock, par value $.0001 per share.

         The Board of Directors of the Corporation is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors.

         FIFTH:  The name and mailing address of the incorporator is as follows:

              Name                                   Mailing Address

         Ruedi G. Laupper                           SWISSRAY International, Inc.
                                                    80 Grasslands Road
                                                    Elmsford, New York 10523

         SIXTH:   The Corporation is to have perpetual existence.

         SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of Directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of Directors" shall be deemed to have the same meaning, to wit, the total number of Directors which the Corporation would have if there were no vacancies. No election of Directors need be by written ballot.

         2. After the original or other By-Laws of the Corporation have been adopted, amended or repealed as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board of Directors of the Corporation; provided, however, that any provision for the classification of Directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

         3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph
         (c)(2) of Section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         NINTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph
(7) of subsection (b) of Section 102 of the General Corporate Law of the State of Delaware, as the same may be amended and supplemented. No amendment or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of this Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

         TENTH:  The  Corporation  shall,  to the fullest  extent  permitted  by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

         ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the Laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TENTH.

         TWELFTH: No Director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the payment of unlawful dividends or unlawful stock repurchases or redemptions under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the Director derived an improper personal benefit.

         THIRTEENTH: The Board of Directors of the Corporation, when evaluating any offer of another party (a) to make a tender or exchange offer for any equity security of the Corporation or (b) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors determines to be relevant, including without limitation:

                  a.       the interests of the Corporation's stockholders;

                  b. whether the proposed transaction might violate federal or state laws;
                  c. not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of this Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

                  d. the social, legal and economic effects upon employees, suppliers, customers and others having similar relationships with the Corporation,and the communities in which the Corporation conducts its business.

In connection with any such evaluation, the Board of Directors is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors may determine.

         FOURTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or the By-laws (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-laws of this Corporation), the affirmative vote of 75% of the total number of votes of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with the purpose or intent of ARTICLE THIRTEEN hereof.

         FIFTEENTH: The effective date of the Certificate of Incorporation of the Corporation, and the date upon which the existence of the Corporation shall commence, shall be its date of filing.

Signed:  New York, New York
             ________, 2001

                                                  ______________________________
                                                  Ruedi G. Laupper, Incorporator

                                    EXHIBIT C

                          AGREEMENT AND PLAN OF MERGER
                                       OF
              SWISSRAY International, Inc. (A New York Corporation)
                                       and
              SWISSRAY International, Inc. (A Delaware Corporation)

AGREEMENT AND PLAN OF MERGER, dated as of ________, 2001, by and between SWISSRAY International, Inc. a New York corporation ("SRMI"), and SWISSRAY International, Inc., a Delaware corporation ("Surviving Corporation").

WITNESSETH:

SRMI is a corporation duly organized and existing under the laws of the State of New York.

Surviving Corporation is a corporation duly organized and existing under the laws of the State of Delaware.

The authorized number of shares of SRMI is 101,000,000 shares of which 100,000,000 is Common Stock, $.01 par value and 1,000,000 is Preferred Stock, $.01 par value.

The authorized number of shares of Surviving Corporation is 151,000,000 shares of which 150,000,000 shares shall be Common Stock, $ .0001 par value per share and 1,000,000 shares shall be Preferred Shares, $.0001 par value per share.

The Boards of Directors of SRMI and Surviving Corporation deem it advisable for the mutual benefit of SRMI and Surviving Corporation, and their respective shareholders, that SRMI be merged with and into Surviving Corporation and have approved this Agreement and Plan of Merger (the "Agreement").

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and provisions hereinafter contained, the parties hereto agree that, in accordance with the applicable laws of the States of New York and Delaware, SRMI shall be, at the Effective Date of the Merger (as hereinafter defined), merged with and into Surviving Corporation, which shall be the surviving corporation, and that the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

                                    ARTICLE I

Merger

1.1 On the Effective Date of the Merger, SRMI shall be merged with and into Surviving Corporation. The separate existence of SRMI shall cease and Surviving Corporation shall continue in existence and, without other transfer, succeed to and posses all the properties, rights, privileges, immunities, powers, purposes and franchises, of a public, as well as of a private nature, and shall be subject to all of the obligations, liabilities, restrictions, disabilities and duties of SRMI and Surviving Corporation, all without further act or deed, as provided in Section 259 of the Delaware General Corporation Law.

1.2 All rights of creditors and all liens upon the property of either SRMI or Surviving Corporation shall be preserved unimpaired by the Merger, and all debts, liabilities, obligations and duties, including, but not limited to, the obligations of SRMI pursuant to any existing guarantees, leases, stock options or other contracts or agreements, of either SRMI or Surviving Corporation shall, on the Effective Date of the Merger, become the responsibility and liability of Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by it. All corporate acts, plans (including but not limited to stock option plans), policies, arrangements, approvals and authorizations of SRMI, its shareholders, board of directors, officers and agents, which were valid and effective immediately prior to the Effective Date of the Merger, shall be taken for all purposes as the acts, plans, policies, arrangements, approvals and authorizations of Surviving Corporation and shall be as effective and binding thereon as the same were with respect to SRMI.

1.3 Prior to the Effective Date of the Merger, SRMI and Surviving Corporation shall take all such action as shall be necessary or appropriate in order to effectuate the Merger. In case at any time after the Effective Date of the Merger Surviving Corporation shall determine that any further conveyance, assignment or other documents or any further actions necessary or desirable to vest in or confirm to Surviving Corporation full title to all the properties, assets, rights, privileges and franchises of SRMI, the officers and directors of SRMI, at the expense of Surviving Corporation, shall execute and deliver all such instruments and take all such action as Surviving Corporation may determine to be necessary or desirable in order to vest in and confirm to Surviving Corporation title to and possession of all such properties, assets, rights, privileges and franchises, and otherwise to carry out the purposes of this Agreement.

                                   ARTICLE II

Terms and Conditions of the Merger

The terms and conditions of the Merger, including the manner and basis of converting the shares of capital stock of SRMI into shares of capital stock of Surviving Corporation shall be as follows:

2.1 Certificate of Incorporation. From and after the Effective Date of the Merger and until thereafter amended as provided by law, the Certificate of Incorporation of Surviving Corporation in effect on the date hereof, as set forth in Exhibit B shall be the Certificate of Incorporation of Surviving Corporation.

2.2 By-laws. The By-laws of SRMI and/or Surviving Corporation, as the case may be, in effect on the Effective Date of the Merger shall continue in force and be the By-laws of Surviving Corporation until altered, amended or repealed.

2.3 Directors and Officers. The directors and officers of SRMI in office on the Effective Date of the Merger shall continue in office as, and be and constitute, the directors and officers of Surviving Corporation, each to hold office as provided by the By-laws until his successor shall have been elected and shall have qualified or until his earlier death, resignation or removal.

2.4 Conversion of Outstanding Shares, Rights and Options. The manner and basis of converting the shares, rights and options to purchase shares of SRMI into shares, rights and options to purchase shares of Surviving Corporation, and the cancellation and retirement of shares of Surviving Corporation, shall be as follows:

2.4.1 Each share of Common Stock, par value $ .01 per share, of SRMI issued and outstanding, or held in the treasury of SRMI, on the Effective Date of the Merger shall forthwith and without the surrender of stock certificates or any other action, be converted into the fully-paid and non-assessable share of Common Stock, par value $ .0001 per share, of Surviving Corporation, issued and outstanding or held in the treasury of Surviving Corporation, as the case may be.

2.4.2 Each option or right to purchase shares of Common Stock, par value $ .01 per share, of SRMI which has been granted pursuant to any stock option plan or financing of any nature of SRMI or otherwise, on the Effective Date of the Merger shall forthwith and without any action by the holder of such option or right, be converted into an option to purchase the same number of shares of Common Stock, par value $ .0001 per share, of Surviving Corporation on the same terms and with the same exercise price as such options contained immediately prior to the Effective Date of the Merger.

2.5 Dividends. The holders of shares of Common Stock of SRMI shall be entitled to receive from Surviving Corporation (i) those dividends, if any, which were declared by the Board of Directors of SRMI prior to, but not yet paid, as of the Effective Date of the Merger and (ii) those dividends which may be declared by the Board of Directors of Surviving Corporation subsequent to the Effective Date of the Merger pursuant to the Certificate of Incorporation of Surviving Corporation, and no holder of shares of Common Stock of SRMI shall be entitled to any other dividends which might otherwise accrue on or prior to the Effective Date of the Merger.

                                   ARTICLE III

Procedures Regarding Stock Certificates

From and after the Effective Date, each outstanding stock certificate theretofore representing shares of Common Stock of SRMI shall represent the same number of shares of Common Stock of Surviving Corporation. Each holder of a certificate or certificates theretofore representing shares of Common Stock of SRMI may, but shall not be required to, surrender the same to Surviving
Corporation for cancellation and exchange or transfer, and such holder or his transferee shall be entitled to receive certificates representing one share of the Common Stock of Surviving Corporation for each of Common Stock of SRMI represented by the certificates surrendered. Until so surrendered for cancellation and exchange or transfer each outstanding certificate which, prior to the Effective Time, represented shares of Common Stock of SRMI, shall be deemed and treated for all purposes to represent the ownership of the same number of shares of the Common Stock of Surviving Corporation as though such surrender had taken place.

                                   ARTICLE IV

Effective Date

This Agreement shall be submitted to the stockholder of Surviving Corporation and the shareholders of SRMI at meetings which shall be convened on or prior to ________, 2001, or such other dates as may be agreed on by the parties, as provided by the applicable laws of the States of New York and Delaware. If this Agreement is duly authorized and adopted by the requisite votes of the holder of Common Stock of Surviving Corporation and holders of Common Stock of SRMI and this Agreement is not terminated pursuant to the provisions of Article V hereof, then a certificate of merger shall be filed in accordance with the laws of the State of Delaware and a certificate of merger shall be filed in accordance with the laws of the State of New York. The Merger shall become effective upon the filing of the certificates of merger with the Secretaries of State of the States of New York and Delaware (the "Effective Date of the Merger").

                                    ARTICLE V

Approval of Shareholders --- Termination

5.1 This Agreement shall be submitted to the shareholders of SRMI and the stockholders of Surviving Corporation as provided by law, and it shall take effect and be deemed and be taken to be the Agreement and Plan of Merger of SRMI and Surviving Corporation upon the approval or adoption thereof by the shareholders of SRMI and the stockholder of Surviving Corporation, in accordance with the requirements of the laws of the State of New York and the State of Delaware, and upon the execution, filing and recording of such documents and the doing of such other acts and things as shall be required for accomplishing the merger under the provisions of the applicable statutes of the State of New York and of the State of Delaware.

5.2 At any time prior to the filing of the certificates of merger with the Secretary of State of the States of Delaware and New York, this Agreement may be terminated by the board of directors of either SRMI or Surviving Corporation, notwithstanding the approval of this Agreement by either or both of the shareholders of SRMI and the stockholders of Surviving Corporation, if for any reason the board of directors of SRMI or Surviving Corporation determines that it is inadvisable to proceed with the Merger, including, without limitation, giving consideration to the number of shares for which appraisal rights have been exercised and the cost to SRMI thereof.

5.3 In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 5.2, this Agreement shall become null and void and have no effect, without any liability on the part of either SRMI or Surviving Corporation or any of their respective shareholders, stockholders, directors or officers.

                                   ARTICLE VI

Certain Agreements of Surviving Corporation

6.1 Surviving Corporation, as the surviving corporation, hereby agrees that it may be served with process in the State of New York in any proceeding for the enforcement of any liability or obligation of SRMI or of the rights of dissenting shareholder of SRMI.

6.2 Surviving Corporation, as the surviving corporation, hereby irrevocably appoints the Secretary of the State of New York as its agent to accept service of process in any action or proceeding described in Section 6.1.

6.3 Surviving Corporation, as the surviving corporation, hereby agrees that it will promptly pay to dissenting shareholders, if any, of SRMI the amount, if any, to which such dissenting shareholders shall be entitled pursuant to the laws of the State of New York.

                                   ARTICLE VII

Miscellaneous

7.1 This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

7.2 The headings of the several articles herein have been inserted for convenience of reference only and are not intended to be a part or to affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, each of SRMI and Surviving Corporation, pursuant to authority duly given by resolutions adopted by its Board of Directors has caused these presents to be executed in its name by its President or a Vice-President and its corporate seal to be affixed and attested by its Secretary or an Assistant Secretary.


(Corporate Seal)                                    SWISSRAY INTERNATIONAL, INC.
 Attest:                                                      (New York)



By:   ________________________
      Josef Laupper, Secretary


(Corporate Seal)                                     SWISSRAY INTERNATIONAL,INC.
                                                              (Delaware)
Attest:



By:  _________________________
     Josef Laupper, Secretary